UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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[	] Definitive Additional Materials
[	] Soliciting Material Pursuant to §240.14a-12

RAPTOR PHARMACEUTICALS CORP.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than Registrant)

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RAPTOR PHARMACEUTICALS CORP.

9 Commercial Blvd., Suite 200

Novato, CA 94949

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held February 7, 2008

TO THE STOCKHOLDERS OF RAPTOR PHARMACEUTICALS CORP.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Raptor Pharmaceuticals Corp., a Delaware corporation (the “Company”) will be held on February 7, 2008, at 10:00 a.m. (Pacific Standard Time) at our executive offices, 9 Commercial Blvd., Suite 200, Novato, CA 94949, for the following purposes:

1.	Proposal No. 1 – to elect three directors to serve until the next annual meeting of Stockholders or until their respective successors are duly elected and qualified;
2.	Proposal No. 2 – to ratify the Audit Committee’s appointment of Burr, Pilger & Mayer, LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 31, 2008; and
3.	to transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The foregoing matters are described in more detail in the enclosed Proxy Statement accompanying this Notice. Our Board of Directors has fixed the close of business on January 2, 2008, as the Record Date for the determination of the Stockholders entitled to notice of, and to vote on, the matters listed in this Notice at the 2008 Annual Meeting and any postponement or adjournment thereof. Only our Stockholders of record as of the close of business on that date will be entitled to vote at the 2008 Annual Meeting or any postponement or adjournment thereof. A list of Stockholders entitled to vote at the 2008 Annual Meeting will be available for inspection on the day of the meeting at our executive offices.

All Stockholders are cordially invited to attend the meeting in person. Whether or not you plan to attend, please sign and return the enclosed proxy card (“Proxy” or “Proxy Card”) as promptly as possible in the envelope enclosed for your convenience. Should you receive more than one Proxy because your shares are registered in different names and addresses, each Proxy should be signed and returned to assure that all of your shares will be voted. You may revoke your Proxy at any time prior to the 2008 Annual Meeting. If you attend the 2008 Annual Meeting and vote by ballot, your Proxy will be revoked automatically and only your vote at the 2008 Annual Meeting will be counted.

PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY, COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE. AS INSTRUCTED ON THE PROXY CARD, THE ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE BY TELEPHONE OR INTERNET, BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD. IF YOU VOTE BY TELEPHONE OR INTERNET, YOU DO NOT HAVE TO MAIL IN YOUR PROXY CARD. VOTING IN ADVANCE BY MAIL, TELEPHONE OR INTERNET WILL NOT PREVENT YOU FROM VOTING IN PERSON AT THE 2008 ANNUAL MEETING, BUT IT WILL HELP TO ENSURE A QUORUM AND AVOID ADDED COSTS.

By order of the Board of Directors,

/s/ Christopher M. Starr

Christopher M. Starr, Ph.D.

Chief Executive Officer, President and Director

December 31, 2007

Novato, CA

RAPTOR PHARMACEUTICALS CORP.

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON FEBRUARY 7, 2008

General Information

This Proxy Statement is being furnished to holders (the “Stockholders”) of common stock, par value $0.001 per share (the “Common Stock”), of Raptor Pharmaceuticals Corp., a Delaware corporation (“Raptor,” “we,” “us,” “our” or the “Company”), in connection with the solicitation of proxies by our Board of Directors (the “Board”) for use at the 2008 annual meeting of Stockholders (the “2008 Annual Meeting”) to be held on February 7, 2008, at 10:00 a.m. (Pacific Standard Time) at our corporate offices located at 9 Commercial Blvd., Suite 200, Novato, CA 94949 and at any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice. The specific proposals are described in more detail in this Proxy Statement. This Proxy Statement, Notice, the accompanying form of Proxy Card and the Company’s Annual Report to Stockholders are first being mailed to Stockholders of record as of the close of business on January 2, 2008 (the “Record Date”) on or about January 10, 2008.

By properly completing and returning your Proxy, you will appoint Christopher M. Starr and Kim R. Tsuchimoto as your proxies at the 2008 Annual Meeting. Your proxies will vote your shares as you instruct. If you sign and return your Proxy, but fail to instruct how to vote your shares, Dr. Starr or Ms. Tsuchimoto will vote your shares “FOR” of the slate of directors nominated by our Board unless the authority to vote for the election of any such nominee is withheld, and if no contrary instructions are given, “FOR” the appointment of Burr, Pilger & Mayer, LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 31, 2008 (“Fiscal Year 2008”). This way your shares will be voted whether or not you attend. We recommend that you vote by Proxy in advance of the 2008 Annual Meeting even if you plan to attend just in case your plans change and you are unable to attend.

The Board does not know of any matters to be presented at the 2008 Annual Meeting other than those listed on the Notice and described in this Proxy Statement. If a matter comes up for vote that is not covered by your Proxy, your proxies will vote your shares in accordance with their judgment if you have competed your Proxy Card and authorized them to do so.

The Board encourages you to attend the 2008 Annual Meeting in person. If you decide to change your vote, you may revoke your Proxy any time before your vote is cast at the 2008 Annual Meeting by (i) giving written notice of revocation to the Secretary of Raptor, (ii) submitting a signed Proxy bearing a date later than the date of the prior Proxy or (iii) attending the 2008 Annual Meeting and voting in person. Attendance at the 2008 Annual Meeting will not, in itself, constitute revocation of your Proxy.

Our principal executive offices are located at 9 Commercial Blvd., Suite 200, Novato, CA 94949 and our telephone number is (415) 382-8111 or toll free in the U.S. and Canada only (877) RAPTOR9 (877-727-8679).

PURPOSE OF THE MEETING

At our 2008 Annual Meeting, Stockholders will be asked to consider and vote upon the following matters:

1.	Proposal No. 1 – to elect three directors to serve until the next annual meeting of Stockholders or until their respective successors are duly elected and qualified;
2.	Proposal No. 2 – to ratify the Audit Committee’s appointment of Burr, Pilger & Mayer, LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 31, 2008; and
3.	to transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

INFORMATION ABOUT THE ANNUAL MEETING

Record Date; Outstanding Shares

Who is entitled to vote?

Only Stockholders of record at the close of business on the Record Date, January 2, 2008, are entitled to notice of and to vote at the 2008 Annual Meeting and any adjournment thereof. Such Stockholders are entitled to cast one vote, in person or by Proxy, for each share of Common Stock standing in his or her name on the books of the Company as of the Record Date on all matters properly submitted for the vote of Stockholders at the 2008 Annual Meeting. The authorized capital stock of the Company consists of: (i) One Hundred Million (100,000,000) shares of Common Stock, of which 40,221,297 shares were issued and outstanding as of December 21, 2007 and (ii) Ten Million (10,000,000) shares of preferred stock, par value $0.001 per share, of the Company, none of which were issued and outstanding as of December 21, 2007. For information regarding security ownership by management and by the beneficial owners of more than 5% of the Common Stock, see the section of this Proxy Statement entitled “Security Ownership of Certain Beneficial Owners, Directors and Management.”

Voting

Most Stockholders have three options for submitting their votes prior to the Annual Meeting: (1) via the Internet, (2) by telephone or (3) by mail. If your proxy card allows for Internet voting and you have Internet access, the Company encourages you to record your vote on the Internet. It is convenient, and it saves the Company significant postage and processing costs. In addition, when voting via the Internet or by telephone prior to the meeting date, your vote is recorded immediately, and there is no risk that postal delays will cause your vote to arrive late and therefore not be counted.

How do I vote if I am a registered Stockholder?

You may vote by mail. If you are a registered Stockholder (that is, if you hold your Common Stock directly and not in street name), you may vote by mail by completing, signing and dating the accompanying Proxy Card and returning it in the enclosed postage prepaid envelope. Your proxy will then be voted at the 2008 Annual Meeting in accordance with your instructions.

You may vote in person at the 2008 Annual Meeting. If you are a registered Stockholder and attend the 2008 Annual Meeting (please bring a valid, government-issued photo identification, such as a driver’s license or a passport to authenticate your identity and for entrance to the 2008 Annual Meeting), you may deliver your completed Proxy Card in person. If you attend the 2008 Annual Meeting, you may also submit your vote in person, and any previous votes that were submitted by you will be superseded by the vote that you cast at the 2008 Annual Meeting.

Am I entitled to vote if my shares are held in “street name”?

Yes, if a bank or brokerage firm holds your shares of Common Stock in “street name” for you, you are considered the “beneficial owner” of such shares. If your shares are held in “street name,” these proxy materials are being forwarded to you by your bank or brokerage firm (the “record holder”), along with a voting instruction card. As the beneficial owner, you have the right to direct the record holder how to vote your shares, and the record holder is required to vote your shares in accordance with your instructions. Brokers holding Common Stock in “street name” who are members of a stock exchange are required by the rules of the exchange to transmit this Proxy Statement to the beneficial owner of the Common Stock and to solicit voting instructions with respect to the matters submitted to the Stockholders.

How do I vote if I hold my shares in “street name”?

If you are a beneficial owner of shares of Common Stock registered in the name of your broker, bank, or other agent, you should have received a voting card and voting instructions with these proxy materials from that organization rather than from Raptor. Your broker, bank, or other agent may permit you to vote your shares electronically, by telephone, or on the Internet. A large number of banks and brokerage firms participate in programs that offer telephone and Internet voting options. If your shares are held in an account at a bank or brokerage firm that participates in such a program, you may vote those shares electronically by telephone or on the Internet by following the instructions set forth on the voting form provided to you by your bank or brokerage firm.

These Internet and telephone voting procedures, which comply with Delaware law, are designed to authenticate Stockholders’ identities, allow Stockholders to vote their shares and confirm that Stockholders’ votes have been recorded properly. Stockholders voting via either telephone or the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the Stockholder using such services. Also, please be aware that Raptor is not involved in the operation of these voting procedures and cannot take responsibility for any access, Internet or telephone service interruptions that may occur or any inaccuracies, erroneous or incomplete information that may appear.

What if I do not provide voting instructions for my shares of Common Stock on my Proxy Card or, with respect to such shares held in “street name,” to my bank, brokerage firm, or other agent?

All shares entitled to vote and represented by properly executed Proxy Cards received prior to the 2008 Annual Meeting, and not revoked, will be voted at the 2008 Annual Meeting in accordance with the instructions indicated on those Proxy Cards.

If no instructions are indicated on a properly executed Proxy Card, the shares represented by that Proxy Card will be voted: “FOR” the election of the Board’s nominees unless the authority to vote for the election of any such nominee is withheld, if no contrary instructions are given, “FOR” ratification of the appointment of Burr, Pilger & Mayer, LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 31, 2008, and in accordance with the recommendations of the Board as to any other matter that may property be brought before the 2008 Annual Meeting or any adjournment or postponement thereof. If any other matters are properly presented for consideration at the 2008 Annual Meeting, including, among other things, consideration of a motion to adjourn the 2008 Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named as proxies in the enclosed Proxy Card and acting thereunder will have discretion to vote on those matters in accordance with their best judgment, and authority to do so is included in the Proxy.

If you do not give instructions to your bank, brokerage firm, or other agent, by the date specified in the statement accompanying such material, it will nevertheless be entitled to vote your shares of Common Stock in its discretion on “routine matters” and may give or authorize the giving of a Proxy to vote the Common Stock in its discretion on such matters. For purposes of the 2008 Annual Meeting, the Company has determined that the election of directors (Proposal 1) and the ratification of the appointment of the independent registered public accounting firm (Proposal 2) are routine matters. However, absent your instructions, the record holder will not be permitted to vote your shares on non-routine matters, which are referred to as “broker non-votes,” including any non-routine matters properly brought before the 2008 Annual Meeting. Broker non-votes (shares held by brokers that do not have discretionary authority to vote on the matter and have not received voting instructions from their clients) are not counted or deemed to be present or represented for the purpose of determining whether Stockholders have approved that proposal.

Who can attend the meeting?

Only Stockholders eligible to vote or their authorized representatives will be admitted to the 2008 Annual Meeting. If you plan on voting at the 2008 Annual Meeting, you must bring a valid, government-issued photo identification, such as a driver’s license or a passport to authenticate your identity.

May I attend the 2008 Annual Meeting if I hold my shares in “street name”?

As the beneficial owner of shares, you are invited to attend the 2008 Annual Meeting. If your shares are held in “street name” (i.e., you are not a registered holder) and you wish to attend the 2008 Annual Meeting and/or vote in person, you must bring your broker or bank voter instruction card and a Proxy, executed in your favor, from the record holder of your shares. In addition, you must bring a valid, government-issued photo identification, such as a driver’s license or a passport to authenticate your identity.

Can I change my vote after I submit my proxy?

Yes, you may revoke your Proxy given pursuant to the solicitation and change your vote any time before your vote is cast at the 2008 Annual Meeting:

•

if you are a registered stockholder, by filing a written notice of revocation bearing a later date than the Proxy with the Corporate Secretary of the Company before the taking of the vote at the 2008 Annual Meeting;

•

duly executing and submitting a later dated, properly completed Proxy relating to the same shares and delivering it to the Corporate Secretary of the Company before the taking of the vote at the Annual Meeting; or

•	attending the 2008 Annual Meeting and voting in person (although attendance at the 2008 Annual Meeting will not in and of itself constitute a revocation of a Proxy).

Any written notice of revocation or subsequent Proxy Card must be received by the Corporate Secretary of the Company prior to the taking of the vote at the 2008 Annual Meeting. Such written notice of revocation or subsequent Proxy Card should be hand delivered to the Corporate Secretary of the Company or should be sent so as to be delivered to Raptor Pharmaceuticals Corp., 9 Commercial Blvd., Suite 200, Novato, CA 94949, Attention: Kim R. Tsuchimoto, Corporate Secretary. Stockholders whose shares are held in “street name” should consult with their broker or nominee concerning the method for revoking their Proxy.

Who will count the votes?

Our transfer agent, Nevada Trust and Transfer, will tabulate and certify the votes. A representative of the transfer agent will serve as the inspector of election.

How does the Board recommend that I vote on the proposals?

The Board recommends that you vote “FOR” each proposal in this Proxy Statement.

Will any other business be conducted at the meeting?

The Company does not currently anticipate that any other matters will be raised at the 2008 Annual Meeting. If any other matter properly comes before the Stockholders for a vote at the 2008 Annual Meeting, however, your proxy (one of the individuals named on your proxy card) will vote your shares in accordance with his or her best judgment if you so authorize.

Quorum; Required Vote; Abstentions; Broker Non-Votes

How many shares must be present to hold the meeting?

Holders of a majority of the outstanding shares of Common Stock issued and outstanding as of the Record Date and entitled to vote at the 2008 Annual Meeting, present either in person or by Proxy, constitutes a quorum and must be present at the 2008 Annual Meeting in order for the transaction of business. Stockholders are counted as present at the meeting if they (1) are present in person or (2) have properly submitted a Proxy Card or voted by telephone or by using the Internet. Proxies received but marked as abstentions or treated as broker non-votes will be included in the calculation of the number of shares of Common Stock considered to be present at the meeting for quorum purposes.

Under the General Corporation Law of the State of Delaware, a vote withheld, an abstaining vote and a broker “non-vote” are counted as present and entitled to vote and are, therefore, included for purposes of determining whether a quorum is present at the 2008 Annual Meeting. A broker “non-vote” occurs when a broker or nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

What if a quorum is not present at the meeting?

If the shares of Common Stock present or represented at the 2008 Annual Meeting do not constitute the required quorum, the holders of a majority of the shares entitled to vote at the 2008 Annual Meeting who are present in person or represented by Proxy may adjourn the 2008 Annual Meeting until a quorum is present or represented. The time and place of the adjourned 2008 Annual Meeting will be announced at the time the adjournment is taken, and no other notice may be given.

How many votes are required to elect the director nominees (Proposal 1)?

The affirmative vote of a plurality of the votes duly cast is required to elect the three nominees as directors. This means that the three nominees will be elected if they receive more affirmative votes than any other person. If you vote “WITHHELD” with respect to one or more nominees, your shares will not be voted with respect to the person or persons indicated, although they will be counted for purposes of determining whether there is a quorum.

What happens if a nominee is unable to stand for election?

If a nominee is unable to stand for election, the Board may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holder will vote your shares for the substitute nominee, unless you have withheld authority.

How many votes are required to approve the ratification of the appointment of Burr, Pilger & Mayer, LLP as Raptor’s independent registered public accounting firm (Proposal 2)?

The affirmative vote of a majority of the votes duly cast is required to approve the ratification of the appointment of Burr, Pilger & Mayer, LLP as Raptor’s independent registered public accounting firm.

How will abstentions and broker non-votes be treated?

An abstaining vote is deemed to be a “vote cast” and has the same effect as a vote cast against approval of a proposal requiring approval by a majority of the votes cast. Shares voting “abstain” have no effect on the election of directors. For the proposal to ratify the independent registered public accounting firm (Proposal 2), abstentions are treated as shares present or represented and voting, so abstaining has the same effect as a negative vote. Broker “non-votes” will be treated as shares present for quorum purposes but are not deemed to be “votes cast.” As a result, broker “non-votes” are not included in the tabulation of the voting results on the election of directors or proposals requiring approval of a majority of the votes cast and, therefore, do not have the effect of votes in opposition in such tabulations (other than to reduce the number of affirmative votes required to approve a given proposal).

PROPOSAL 1

ELECTION OF DIRECTORS

Information about the Nominees

Your vote is requested in favor of three directors to serve until the next annual meeting of Stockholders and until their successors are elected and qualified or their earlier resignation, removal, disqualification or death. Each of the nominees is currently a director of Raptor and each of their terms expires at this 2008 Annual Meeting.

The Company’s bylaws provide that the number of directors shall be determined from time to time by the Board, but may not be less than one. The Company’s Board currently consists of three persons.

Each nominee for election has agreed to serve if elected, and we have no reason to believe that any nominee will be unavailable to serve. If any nominee is unable or declines to serve as a director at the time of the 2008 Annual Meeting, the Proxy holders will vote for a nominee designated by the present Board to fill the vacancy. Unless otherwise instructed, the Proxy holders will vote the proxies received by them “FOR” the nominees named below. The table below sets forth the names and current position with the Company of each of the nominees. A summary of the background and experience of each of these individuals is set forth after the table.

Name	Age	Director Since	Position

Christopher M. Starr, Ph.D.(1)	55	May 25, 2006	Chief Executive Officer, President and Director
Raymond W. Anderson (1)(2)	65	May 25, 2006	Director
Erich Sager (1)(2)	50	May 25, 2006	Director

(1)	Member of the Nominating Committee and Stock Option Committee.
(2)	Member of the Audit Committee and Compensation Committee.

Christopher M. Starr, Ph.D., Chief Executive Officer, President and Director. Dr. Starr is our co-founder, and has served as Chief Executive Officer, President and director since the Company’s inception in 2006. Dr. Starr has served as Chief Executive Officer of our wholly owned subsidiary, Raptor Pharmaceutical Inc., since its inception in September 2005. Dr. Starr co-founded BioMarin Pharmaceutical Inc. (“BioMarin”) in 1997 where he last served as Senior Vice President and Chief Scientific Officer prior to joining the Company in 2006. As Senior Vice President at BioMarin, Dr. Starr was responsible for managing a Scientific Operations team of 181 research, process development, manufacturing and quality personnel through the successful development of commercial manufacturing processes for its enzyme replacement products, and supervised the cGMP design, construction and licensing of BioMarin’s proprietary biological manufacturing facility. From 1991 to 1998, Dr. Starr supervised research and commercial programs at BioMarin’s predecessor company, Glyko, Inc., where he served as Vice President of Research and Development. Prior to his tenure at Glyko, Inc., Dr. Starr was a National Research Council Associate at the National Institutes of Health. Dr. Starr earned a B.S. from Syracuse University and a Ph.D. in Biochemistry and Molecular Biology from the State University of New York Health Science Center, in Syracuse, New York.

Raymond W. Anderson, Director. Mr. Anderson has served as our director since May 25, 2006 and is the Chief Financial Officer and Vice President, Finance & Administration of Dow Pharmaceutical Sciences, Inc. Mr. Anderson has more than 30 years of healthcare industry experience, primarily focused in financial management within the biopharmaceutical sector. Prior to joining Dow in 2003, he was Chief Financial Officer for Transurgical, Inc., a private medical technology company. Prior to that, Mr. Anderson served as Chief Operating Officer and Chief Financial Officer at BioMarin from June 1998 to January 2002. Prior to June 1998, Mr. Anderson held similar executive-level positions with other biopharmaceutical companies including Syntex, Chiron, Glycomed and Fusion Medical Technologies. Mr. Anderson holds an M.B.A. from Harvard University, an M.S. in Administration from George Washington University, and a B.S. in Engineering from the United States Military Academy.

Erich Sager, Director. Mr. Sager has served as our director since May 25, 2006 and has acted as Chairman of Calltrade Carrier Services AG, a European wholesale phone operator since 2004. From September 1996 until August 2004, Mr. Sager served as the Chairman of LaMont Asset Management SA, a private investment management firm. From April 1994 to August 1996, Mr. Sager served as Senior Vice President, head of Private Banking for Dresdner Bank (Switzerland) Ltd. From September 1991 to March 1994, Mr. Sager served as Vice President, Private Banking-Head German Desk for Deutsche Bank (Switzerland) Ltd. From 1981 to 1989, Mr. Sager held various positions at a number of banks in Switzerland. Mr. Sager served on the BioMarin board of directors from November 1997 to March 2006 and currently serves as a director of Calltrade Carrier Services AG, Zecotek Medical Systems Inc. and Scandinavian Minerals Ltd. Mr. Sager received a business degree from the School of Economics and Business Administration in Zurich, Switzerland.

Meetings and Committees of the Board of Directors

During the fiscal year ended August 31, 2007 (“Fiscal Year 2007”), the Board held a total of two Board meetings and took action by unanimous written consent on six occasions. All of our directors have agreed to serve until the next annual meeting of Stockholders and until their successors have been duly elected and qualified or their earlier resignation, removal, disqualification or death. There are no arrangements between any director or executive officer and any other person pursuant to which the director or officer is to be selected as such. There is no family relationship between the directors, executive officers or persons nominated or appointed by the Board to become directors or executive officers. Each director attended at least 75% of (a) the total number of meetings of the Board and (b) the total number of meetings of all committees of the Board on which he served, for Fiscal Year 2007. Raptor does not have a formal policy to require Board members to attend its annual meeting of Stockholders; however, it is anticipated that at least one of our directors will attend the 2008 Annual Meeting.

The Board has an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee, and a Stock Option Committee. The function, composition, and number of meetings of each of these committees are described below.

Audit Committee

The audit committee of the Board (the “Audit Committee”) has been established in accordance with Section 3(a)(58)(A) of the Exchange Act of 1934, as amended (the “Exchange Act”) and currently consists of the following two members: Mr. Anderson (Chairman) and Mr. Sager. The Audit Committee (a) has sole authority to appoint, replace and compensate our independent registered public accounting firm and is directly responsible for oversight of its work; (b) approves all audit fees and terms, as well as any permitted non-audit services performed by our independent registered public accounting firm; (c) meets and discusses directly with our independent registered public accounting firm its audit work and related matters and (d) oversees and performs such investigations with respect to our internal and external auditing procedures and affairs as the Audit Committee deems necessary or advisable and as may be required by applicable law. Our Audit Committee’s charter can be found in the “Corporate Governance” section of our website at www.raptorpharma.com.

Our Board has determined that both members of the Audit Committee are “independent” as that term is defined by the applicable listing standards of The NASDAQ Stock Market, Inc. and Rule 10A-3 of the Exchange Act. Our Board has also determined that both members of our Audit Committee are qualified as “audit committee financial experts” as defined by the U.S. Securities and Exchange Commission (the “SEC”) regulations. The Audit Committee took action four times, by meeting or by unanimous written consent, during Fiscal Year 2007.

Compensation Committee

The compensation committee of the Board (the “Compensation Committee”) currently consists of the following two members: Mr. Sager (Chairman) and Mr. Anderson. The Compensation Committee annually reviews and determines salaries, bonuses and other forms of compensation paid to our executive officers and management. Both members of the Compensation Committee are non-employee directors and are considered to be independent. Our Compensation Committee’s charter can be found in the “Corporate Governance” section of our website at www.raptorpharma.com. The Compensation Committee took action one time, by meeting or by unanimous written consent, during Fiscal Year 2007.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee of the Board (the “Nominating Committee”) currently consists of the full Board: Mr. Sager, Mr. Anderson, and Dr. Starr. The Nominating Committee has authority to review the qualifications of, interview and nominate candidates for election to the Board. The Nominating Committee took no action during Fiscal Year 2007 other than recommending the current slate of directors for nomination at the 2008 Annual Meeting. Our Nominating Committee’s charter can be found in the “Corporate Governance” section of our website at www.raptorpharma.com. The primary functions of the Nominating Committee are to:

•	recruit, review and nominate candidates for election to the Board;
•	monitor and make recommendations regarding committee functions, contributions and composition; and
•	develop the criteria and qualifications for membership on the Board.

The Nominating Committee develops the credentials and characteristics required of Board and committee nominees in light of current Board and committee composition, our business, operations, applicable legal and listing requirements, and other factors they consider relevant. The Nominating Committee may identify other candidates, if necessary, through recommendations from our directors, management, employees, the stockholder nomination process, or outside consultants. The Nominating Committee will review candidates in the same manner regardless of the source of the recommendation.

The Nominating Committee will consider recommendations for director candidates submitted in good faith by Stockholders. A Stockholder recommending an individual for consideration by the Nominating Committee must provide (i) evidence in accordance with Rule 14a-8 of the Exchange Act of compliance with the Stockholder eligibility requirements, (ii) the written consent of the candidate(s) for nomination as a director, (iii) a resume or other written statement of the qualifications of the candidate(s), (iv) information regarding any relationships between the candidate(s) and the Company within the last three years, (v) evidence of the nominating person’s ownership of Company voting securities, and (vi) all information regarding the candidate(s) that would be required to be disclosed in a proxy statement filed with the SEC if the candidate(s) were nominated for election to the Board, including, without limitation, name, age, business and residence address and principal occupation or employment during the past five years. Stockholders should send the required information to us at Raptor Pharmaceuticals Corp., 9 Commercial Blvd., Suite 200, Novato, CA 94949, Attention: Dr. Christopher M. Starr, CEO and Director not fewer than 120 calendar days before the one year anniversary of the date on which the Company first mailed its proxy statement to Stockholders in connection with the previous year’s annual meeting of Stockholders.

For Board membership, the Nominating Committee takes into consideration applicable laws and regulations, diversity, age, skills, experience, integrity, ability to make independent analytical inquiries, understanding of Raptor’s business and business environment, willingness to devote adequate time and effort to Board responsibilities and other relevant factors, including experience in the biotechnology and pharmaceutical industries.

Stock Option Committee

The stock option committee of the Board (the “Stock Option Committee”) currently consists of the full Board: Mr. Sager, Mr. Anderson, and Dr. Starr. Our Stock Option Committee is responsible for the administration of our 2006 Equity Incentive Plan, including the approval of grants under such plan to our employees, consultants and directors. The full Board took action by unanimous written consent to approve stock option grants to employees, directors and consultants two times during Fiscal Year 2007.

Communications with the Board of Directors

The Board has provided a procedure for Stockholders or other persons to send written communications to the Board, a Board committee or any of the directors, including complaints to the Audit Committee regarding accounting, internal accounting controls, or auditing matters. Stockholders may send written communications to the Board, the appropriate committee or any of the directors by certified mail only, c/o Audit Committee Chairman, Raptor Pharmaceuticals Corp., 9 Commercial Blvd., Suite 200, Novato, CA 94949. All such written communications will be compiled by the Chairman of the Audit Committee and submitted to the Board, a committee of the Board or the individual director(s), as appropriate, within a reasonable period of time. These communications will be retained with Raptor’s corporate records.

Director Compensation and Indemnification Arrangements

We generally compensate non-employee directors for their service as a member of the Board by granting to each such director options to purchase shares of Common Stock upon joining the Board. Upon joining the Board on May 26, 2006, Mr. Anderson and Mr. Sager were granted stock options to purchase 500,000 shares and 1,000,000 shares, respectively, of our Common Stock at an exercise price of $0.60 per share. Such stock options vest 6/36ths on the six month anniversary of such grant and 1/36th per month thereafter and expire ten years from grant date. In addition, each non-employee director receives options to purchase 100,000 shares of our Common Stock for each subsequent year of Board service. Such options are generally granted at fair market value one day preceding the grant date, vest 6/48ths on the six month anniversary of the grant date and 1/48th per month thereafter and expire ten years from grant date. We made these grants to Mr. Anderson and Mr. Sager with respect to Fiscal Year 2007 on June 14, 2007 at a per share exercise price of $0.60. We also reimburse our directors for out-of-pocket expenses incurred in connection with their service as directors. In Fiscal Year 2007, cash compensation consisted of $20,000 for Mr. Anderson and $40,000 for Mr. Sager.

The following table sets forth the total compensation paid by us to each of our non-employee directors during Fiscal Year 2007. Dr. Starr, who is an employee of Raptor, did not receive additional compensation for his service as a director.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($) (1)	Total

Raymond W. Anderson (2)	$20,000	$2,272	$22,272
Erich Sager (3)	$40,000	$2,272	42,272

(1) Amounts shown do not reflect compensation actually received by a director, but reflect the dollar amount compensation cost recognized by the Company for financial statement reporting purposes (disregarding an estimate of forfeitures related to service-based vesting conditions) for Fiscal Year 2007, in accordance with Statement of Financial Accounting Standards No. 123 (revised 2004), Share-Based Payment (“SFAS 123R”), and thus may include amounts from awards granted in and prior to Fiscal Year 2007. The assumptions underlying the calculations pursuant to SFAS 123R are set forth under Note 6 of the Notes to Consolidated Financial Statements, beginning on page 45 of our Company’s Annual Report on Form 10-KSB for Fiscal Year 2007 filed with the SEC on November 13, 2007.

(2) Mr. Anderson had 600,000 options outstanding as of August 31, 2007, of which 208,335 were exercisable.

(3) Mr. Sager had 1,100,000 options outstanding as of August 31, 2007, of which 416,670 were exercisable.

If reelected, Mr. Anderson will receive an annual retainer of $20,000 and Mr. Sager will receive an annual retainer of $40,000, as non-employee directors for our Fiscal Year 2008.

Our certificate of incorporation limits the personal liability of our directors for breaches by them of their fiduciary duties. Our bylaws require us to indemnify our directors and officers to the fullest extent permitted by Delaware law. We have also entered into indemnification agreements with all of our directors and officers and have purchased directors’ and officers’ liability insurance.

In addition to the indemnification provisions contained in our Certificate of Incorporation and Bylaws, we have entered into separate indemnification agreements with each of our officers and directors. These agreements contain provisions that may require us, among other things, to indemnify our officers and directors against liabilities that may arise because of their status or service as officers or directors, except for liabilities arising from willful misconduct of a culpable nature, advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified, and obtain officers’ and directors’ liability insurance if it is maintained for other officers and directors. These agreements do not require us to indemnify our directors and officers in situations where:

•	The remuneration rendered against our officer or director is determined by final judgment or other final adjudication that such remuneration was in violation of law;
•

A judgment is rendered against the director or officer for an accounting of profits made from the purchase or sale of our securities under the provisions of Section 16(b) of the Securities Exchange Act of 1934, as amended, or similar provisions of any federal, state or local statutory laws;

•	The officer’s or director’s conduct is adjudged to have been knowingly fraudulent or deliberately dishonest, or constitutes willful misconduct; or
•	A court determines that indemnification under the circumstances is not lawful.

Recommendation of the Board of Directors

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” OF THE ABOVE-LISTED NOMINEES FOR THE BOARD OF DIRECTORS.

PROPOSAL 2

RATIFICATION OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Our Audit Committee has appointed the firm of Burr, Pilger & Mayer, LLP, an independent registered public accounting firm, to serve as our independent registered public accounting firm for Fiscal Year 2008 and our Board recommends the Stockholders vote for ratification of that appointment. Burr, Pilger & Mayer, LLP served in this capacity during Fiscal Year 2007 and has been our independent auditor since September 8, 2005. A representative of Burr, Pilger & Mayer, LLP is expected to be present at the 2008 Annual Meeting, with the opportunity to make a statement should the representative desire to do so, and be available to respond to appropriate questions.

The Audit Committee appoints our independent registered public accounting firm annually and the Board subsequently requests ratification of such appointment by the Stockholders at the Company’s annual meeting. The Audit Committee reviews and approves in advance the scope of the audit, the types of non-audit services that we will need and the estimated fees for the following fiscal year. The Audit Committee also reviews and approves any non-audit services provided by our independent registered public accounting firm to ensure that any such services will not impair the independence of the independent registered public accounting firm. To the extent that our management believes that a new service or the expansion of a current service provided by our independent registered public accounting firm is necessary, such new or expanded service is presented to the Audit Committee or one of its members for review and approval.

Before making its selection, the Audit Committee carefully considered Burr, Pilger & Mayer, LLP’s qualifications as our independent registered public accounting firm, which included a review of Burr, Pilger & Mayer, LLP’s performance in prior years, as well as its reputation for integrity and competence in the fields of accounting and auditing. The Audit Committee expressed its satisfaction with Burr, Pilger & Mayer, LLP in these respects.

Stockholder ratification of the Audit Committee’s selection of Burr, Pilger & Mayer, LLP as the Company’s independent registered public accounting firm is not required by law, the Company’s bylaws or other legal requirement. However, the Board is submitting the Audit Committee’s selection of Burr, Pilger & Mayer, LLP to the Stockholders for ratification as a matter of good corporate governance. If the Stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent registered public accounting firm at any time during the year if it determines that such change would be in the best interests of the Company and its Stockholders.

The following table presents the aggregate fees billed for professional services rendered by Burr, Pilger & Mayer LLP in the period from September 8, 2005 (our inception) to August 31, 2006 and during Fiscal Year 2007. Other than as set forth below, no professional services were rendered nor were any fees billed by Burr, Pilger & Mayer, LLP during the period from September 8, 2005 (inception) to August 31, 2006 or during Fiscal Year 2007.

	Fiscal Year 2007	Period from September 8, 2005 (inception) to August 31, 2006
Audit Fees(1)	$80,478	$78,093
Audit-Related Fees	1,248	0
Tax Fees(2)	18,540	0
All Other Fees	0	0
Total Fees	$100,266	$78,093

(1)

The aggregate fees billed for the audit of our Fiscal Year 2007 and for the period from September 8, 2005 (inception) to August 31, 2006 annual financial statements and for the reviews of the financial statements included in our quarterly reports on Form 10-QSB were $75,843and $ 73,331, respectively.

(2)	Includes fees and out-of-pocket expenses for tax compliance, tax planning and advice.

All work performed by the Burr, Pilger & Mayer, LLP as described above has been pre-approved by the Audit Committee prior to Burr, Pilger & Mayer LLP’s engagement to perform such services. The Audit Committee pre-approves on an annual basis the audit, audit-related, tax and other permissible non-audit services to be rendered by Burr, Pilger & Mayer LLP based on historical information and anticipated requirements for the following fiscal year. To the extent that our management believes that a new service or the expansion of a current service provided by the Burr, Pilger & Mayer LLP is necessary, such new or expanded service is presented to the Audit Committee or one of its members for review and approval.

UPON THE RECOMMENDATION OF OUR AUDIT COMMITTEE, THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

Security Ownership of Certain Beneficial Owners, Directors and Management

The following table sets forth, as of December 21, 2007, certain information regarding the beneficial ownership (as defined in Rule 13d-3 under the Exchange Act of our Common Stock based upon the most recent information available to us for (i) each person known by us to own beneficially more than five (5%) percent of our outstanding Common Stock, (ii) each director, (iii) each person listed in the “Summary Compensation Table” below and (iv) all executive officers and directors as a group. Except as otherwise indicated, each listed stockholder directly owned his or her shares and had sole voting and investment power. Unless otherwise noted, the address for each person listed below is Raptor Pharmaceuticals Corp., 9 Commercial Blvd., Suite 200, Novato, CA 94949.

Name and Address	Number of Shares of Common Stock Beneficially Owned	Number of Shares Subject to Options / Warrants (1)	Percentage of Outstanding Shares of Common Stock (2)
Flower Ventures, LLC 801 Brickell Avenue, Suite 942 Miami, FL 33131	4,250,133	1,000,796	10.3%
Christopher M. Starr, Ph.D.	3,138,889	138,889	7.8%
Todd C. Zankel, Ph.D.	3,138,889	138,889	7.8%
Erich Sager	1,582,224	572,224	3.9%
Kim R. Tsuchimoto, C.P.A.	152,221	149,721	*
Raymond W. Anderson	294,445	294,445	*

All executive officers and directors as a group (5 persons)	8,306,668	1,294,168	20.0%

*	Less than one percent.
(1)

Beneficial ownership is determined in accordance with SEC rules and generally includes voting or investment power with respect to securities. Shares of common stock subject to options, warrants and convertible preferred stock currently exercisable or convertible, or exercisable or convertible within sixty (60) days of December 21, 2007, are counted as outstanding for computing the percentage of the person holding such options or warrants but are not counted as outstanding for computing the percentage of any other person.

(2)	Based on 40,221,297 shares outstanding as of December 21, 2007.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers and 10% Stockholders of a registered class of equity securities to file reports of ownership and reports of changes in ownership of our Common Stock and other equity securities with the SEC. Directors, executive officers and 10% Stockholders of a registered class of equity securities are required to furnish us with copies of all Section 16(a) forms they file. Based on a review of the copies of such reports furnished to us, we believe that during Fiscal Year 2007, our directors, executive officers and 10% Stockholders of a registered class of equity securities timely filed all Section 16(a) reports applicable to them.

Code of Ethics

The Company has adopted a Code of Ethics, which is applicable to our directors and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics is available at n the “Corporate Governance” section of our website at www.raptorpharma.com. The Company will disclose on its website any amendment to the Code of Ethics, as well as any waivers of the Code of Ethics, that are required to be disclosed by the rules of the SEC.

Certain Relationships, Related Party Transactions, and Director Independence

The Audit Committee is required to review on an on-going basis, and pre-approve all related party transactions before they are entered into including those transaction that are required to be disclosed under Item 404 of Regulation S-B promulgated by the SEC. If such transaction relates to compensation, it must be approved by the Compensation Committee as well. All related party transactions must also be approved by the disinterested members of the Board. It is the responsibility of our employees and directors to disclose any significant financial interest in a transaction between the Company and a third party, including an indirect interest. All related party transactions shall be disclosed in our filings with the SEC as required under SEC rules. The Board has determined that each of Mr. Anderson and Mr. Sager is independent under the rules of the SEC.

AUDIT COMMITTEE REPORT

The members of the Audit Committee have been appointed by our Board. The Audit Committee is governed by a charter, which has been approved and adopted by our Board and which will be reviewed and reassessed annually by the Audit Committee. The Audit Committee has determined that it has fulfilled its responsibilities under its charter for Fiscal Year 2007. The Audit Committee is comprised of two independent directors, Mr. Anderson and Mr. Sager.

The following Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this Audit Committee Report by reference therein.

The Audit Committee assists our Board in fulfilling its oversight responsibilities by reviewing (i) the financial reports and other financial information provided by the Company to any governmental body or to the public, (ii) the Company’s systems of internal controls regarding finance, accounting, legal compliance and ethics and (iii) the Company’s auditing, accounting and financial reporting processes. It is not the responsibility of the Audit Committee to determine that the Company’s financial statements are complete and accurate, are presented in accordance with accounting principles generally accepted in the United States or present fairly the results of operations of the Company for the periods presented or that the Company maintains appropriate internal controls. Nor is it the duty of the Audit Committee to determine that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards or that the Company’s independent registered public accounting firm are independent.

In this context, the Audit Committee hereby reports as follows:

1.	We have reviewed and discussed the audited financial statements as of and for the year ended August 31, 2007 with management and the independent registered public accounting firm.

2.

The Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (“Communication with Audit Committees”).

3.

The Audit Committee received from its independent registered public accounting firm the written disclosures and letter required by Independence Standards Board Standard No. 1 (“Independence Discussions with Audit Committees”), and the Audit Committee discussed with the independent registered public accounting firm the independence of the independent registered public accounting firm.

Based upon the review and discussion referred to in paragraphs (1) through (3) above, we recommended to the Board, and the Board has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended August 31, 2007, for filing with the SEC. The Audit Committee also has recommended, and the Board also has approved, subject to Stockholder ratification, the appointment of Burr, Pilger & Mayer, LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 31, 2008.

Audit Committee

Raymond W. Anderson (Chair)

Erich Sager

Compensation Committee Interlocks and Insider Participation

All compensation decisions made during Fiscal Year 2007 were made exclusively by the independent directors serving on the Compensation Committee, with respect to our Chief Executive Officer, executive officers and other officers. The members of the Compensation Committee during Fiscal Year 2007 were Mr. Anderson and Mr. Sager, none of whom were officers or employees of Raptor or any of our subsidiaries during Fiscal Year 2007 or in any prior year. None of our executive officers served as a member of the board or compensation committee of any other company that has an executive officer serving as a member of our Board or Compensation Committee.

Information about Executive Officers and Key Employees

The table below sets forth the names and ages of our executive officers and key employees, as well as the positions and offices held by such persons. A summary of the background and experience of each of these individuals is set forth after the table. For biographical information for our Chief Executive Officer, President and Director, Dr. Christopher M. Starr, please see “—Information about the Nominees” above.

Name	Position Held with the Company	Age	Date First Elected or Appointed
Christopher M. Starr, Ph.D.	Chief Executive Officer, President and Director	55	May 25, 2006
Todd C. Zankel, Ph.D.	Chief Scientific Officer	44	May 25, 2006
Kim R. Tsuchimoto, C.P.A.	Chief Financial Officer, Treasurer and Secretary	44	May 25, 2006

Todd C. Zankel Ph.D. Dr. Zankel is a co-founder and has been Chief Scientific Officer of our wholly owned subsidiary, Raptor Pharmaceutical Inc., since its inception in 2006. Dr. Zankel has served as our Chief Scientific Officer since May 25, 2006. From 1997 to 2005, Dr. Zankel served as a Senior Director of Research at BioMarin. Prior to 1997, Dr. Zankel was a fellow for the National Institutes of Health at the Plant Gene Expression Center in Berkeley, California and at the Swiss Institute of Technology in Zurich, Switzerland. Dr. Zankel has been the author of a number of peer-reviewed articles in a variety of scientific areas. Dr. Zankel earned a B.A. from Reed College in Portland, Oregon and a Ph.D. from Columbia University.

Kim R. Tsuchimoto, C.P.A. Ms. Tsuchimoto has served as the Chief Financial Officer, Treasurer and Secretary of our wholly owned subsidiary, Raptor Pharmaceutical Inc., since its inception in 2006 and currently serves as our Chief Financial Officer, Secretary and Treasurer since May 25, 2006. Prior to this, Ms. Tsuchimoto served as Interim Controller at International Microcomputer Software, Inc., a software and Internet content company, from October 2005 to March 2006. From June 2005 to August 2005, Ms. Tsuchimoto served as Assistant Vice President, Controller at SpatiaLight Inc., a high technology company. From February 1997 to June 2005, Ms. Tsuchimoto served at BioMarin and its predecessor company, Glyko, Inc., most recently as Vice President, Treasurer for two years, Vice President, Controller for two years and prior to that, as Controller. Prior to her employment at BioMarin, Ms. Tsuchimoto served as Controller of a marketing consulting firm and an international venture capital firm and worked as a staff accountant in a local public accounting firm. Ms. Tsuchimoto is an inactive licensed California Certified Public Accountant and holds a B.S. in Business Administration with an emphasis in Accounting from San Francisco State University.

Compensation Discussion and Analysis

Overview

The Compensation Committee of our Board has overall responsibility for the compensation program for our executive officers. Specifically, the Compensation Committee establishes policies and otherwise discharges the responsibilities of the Board with respect to the compensation of our executive officers, senior management, and other employees. In evaluating executive officer pay, the Compensation Committee may retain the services of an independent compensation consultant or research firm and consider recommendations from the chief executive officer and persons serving in supervisory positions over a particular officer or executive officer with respect to goals and compensation of the other executive officers. The executive officers are not present or involved in deliberations concerning their compensation. The Compensation Committee assesses the information it receives in accordance with its business judgment. All decisions with respect to executive compensation, other than compensation for our Chief Executive Officer, are first approved by the Compensation Committee and then submitted, together with the Compensation Committee’s recommendations, to the full Board for final approval. Compensation of our Chief Executive Officer is approved only by our Compensation Committee.

We choose to pay the various elements of compensation discussed in order to attract and retain the necessary executive talent, reward annual performance and provide incentive for primarily long-term strategic goals, while considering short-term performance.

Elements of compensation for our executives generally include:

•	base salary (typically subject to upward adjustment annually based on inflation factors, industry competitive salary levels, and individual performance);
•	cash bonuses;
•	stock option awards;
•	401(k) plan contributions; and
•	health, disability and life insurance.

We believe that the compensation of our executives should reflect their success in attaining key Company objectives and individual factors. The key Company objectives include: (1) establishing and executing on program milestones within planned budgetary expenditures; (2) securing adequate funds to achieve program objectives and to maintain Company solvency and moderate financial risk; (3) meeting or exceeding program timelines and milestones; (4) expanding our preclinical product pipeline through creation of novel proprietary products or by utilization of technology, or acquiring or in-licensing new preclinical or clinical products and technology; (5) creating corporate partnerships, contracts, collaborations and out-licensing product technologies to achieve strategic objectives; (6) submitting and receiving satisfactory results of regulatory submissions; (7) establishing long-term competitive advantages, which leads to attaining an increased market price for our stock; (8) asset growth; and (9) developing a strong intellectual property position, which enhances the value of Company products and technologies.

The key individual factors for each executive include: (1) the value of their unique skills and capabilities to support long-term performance of the Company; (2) performance of their management responsibilities; (3) whether an increase in responsibility or change in title is warranted; (4) leadership qualities; (5) business responsibilities; (6) current compensation arrangements, especially in comparison to the compensation of other executives in similar positions in competitive companies within our industry; (7) short- and long-term potential to enhance stockholder value; and (8) contribution as a member of the executive management team.

Our allocation between long-term and currently paid compensation is intended to ensure adequate base compensation to attract and retain personnel, while providing incentives to maximize long-term value for our Company and our Stockholders. We provide cash compensation in the form of base salary and annual, discretionary cash bonuses to reward performance against pre-set written goals and objectives. We provide non-cash compensation to reward performance against specific objectives and long-term strategic goals. Our compensation package for our executive officers for the Fiscal Year 2007 ranges from 100% to 97% in cash compensation and 0% to 3% in non-cash compensation, including benefits and equity-related awards. We believe that this ratio is competitive within the marketplace for companies at our stage of development and appropriate to fulfill our stated policies.

Elements of Compensation

Base Salary

Our Compensation Committee has established base salary compensation for our executive officers taking into account: (1) the officer’s equity interest in the Company; (2) the status of the Company as an early-stage development company; (3) competitive levels of compensation; and (4) the Company’s ability to pay at this stage of its funding cycle. In recommending base salaries for Fiscal Year 2008, our Compensation Committee considered individual performance and salaries paid to executive officers of other biotechnology companies similar in size, stage of development and other characteristics. In making its recommendations, our Compensation Committee takes into account recommendations submitted by persons serving in a supervisory position over a particular executive officer.

Base salaries for our executive officers effective June 2007 are as follows:

Christopher M. Starr, Ph.D.	Chief Executive Officer, President and Director	$ 150,000
Todd C. Zankel, Ph.D.	Chief Scientific Officer	$ 150,000
Kim R. Tsuchimoto, C.P.A.	Chief Financial Officer, Secretary and Treasurer	$ 176,000*

* From May 2006 to June 2007, Ms. Tsuchimoto’s annual base salary was $160,000.

Bonus and Other Non-Equity Incentive Plan Compensation

Given our stage of development and our desire to conserve cash, we limited awarding cash bonuses to our executive officers and did not provide for other non-equity incentive plan compensation. Based on her performance and competitive market value, the Compensation Committee recommended and the full Board approved a cash bonus of $25,000 to Ms. Tsuchimoto in June 2007. All of our executive officers are eligible for annual and discretionary cash and stock option bonuses pursuant to their employment agreements. No other executive officers were awarded a cash bonus during our Fiscal Year 2007.

Stock Option and Equity Incentive Programs

We believe that equity grants provide our executive officers with a strong link to our long-term performance, create an ownership culture, and closely align the interests of our executive officers with the interests of our Stockholders. Because of the direct relationship between the value of an option and the market price of our common stock, we have always believed that granting stock options is the best method of motivating the executive officers to manage our Company in a manner that is consistent with the interests of our Company and our Stockholders. In addition, the vesting feature of our equity grants should aid officer retention because this feature provides an incentive to our executive officers to remain in our employ during the vesting period. In determining the size of equity grants to our executive officers, our Compensation Committee considers our Company-level performance, the applicable executive officer’s performance, the period during which an executive officer has been in a key position with us, the amount of equity previously awarded to or owned by the applicable executive officer, the vesting of such awards, the number of shares available under our 2006 Equity Incentive Plan and the recommendations of management and any other consultants or advisors with whom our Compensation Committee may choose to consult.

In Fiscal Year 2007, stock options were granted under the 2006 Equity Incentive Plan as an incentive to aid in the retention of the executive officers and to align their interests with those of Raptor’s Stockholders.

We currently do not have any formal plan requiring us to grant, or not to grant, equity compensation on specified dates. With respect to newly hired executives, our practice is typically to consider stock option grants upon initial drafting of the executive’s employment agreement followed by a Stock Option Committee unanimous written consent approving such stock option grant. The stock option exercise price is based on the closing price the day preceding the later of the Stock Option Committee approval or the executive’s first day of employment. We intend to ensure that we do not award equity grants in connection with the release, or the withholding, of material non-public information, and that the grant exercise price of all equity awards is equal to the fair market value of the equity on the date of grant.

We granted stock options to our Chief Financial Officer, Ms. Tsuchimoto, and our two independent Board members, Mr. Sager and Mr. Anderson, on June 14, 2007. In keeping with our standard policy and practice, the exercise price of the stock options that were awarded was $0.60 per share, the fair market value one day preceding the grant date. The options vest over a four-year period from the date of grant with a six month cliff and expire ten years from the date of grant. The options that were granted to our officers are set forth in the “Grants of Plan-Based Awards” table below. All options granted to officers are intended to be qualified stock options as defined under Section 422 of the Internal Revenue Code of 1986, as amended, to the extent possible. All options to Board members were non-qualified stock options pursuant to our 2006 Equity Incentive Plan.

Perquisites

Our executives do not receive any perquisites and are not entitled to benefits that are not otherwise available to all of our employees. In this regard it should be noted that we do not provide pension arrangements, post-retirement health coverage, or similar benefits for our executives or employees.

Defined Contribution Plan

We maintain a qualified retirement plan pursuant to Internal Revenue Code Section 401(k) covering substantially all employees subject to certain minimum age and service requirements. Our 401(k) plan allows employees to make voluntary contributions. The assets of the 401(k) plan are held in trust for participants and are distributed upon the retirement, disability, death or other termination of employment of the participant.

Employees who participate in our 401(k) may contribute to their 401(k) account up to the maximum amount that varies annually in accordance with the Internal Revenue Code. We also make available to 401(k) plan participants the ability to direct the investment of their 401(k) accounts in a well-balanced spectrum of various investment funds.

We provide for a 401(k) matching in the amount of 100% of the first 3% of employee deferral and 50% of the next 2% of employee deferral, in compliance with the Internal Revenue Service’s Safe Harbor rules.

Employment Agreements

Drs. Starr and Zankel and Ms. Tsuchimoto entered into employment agreements with our wholly owned subsidiary, Raptor Pharmaceutical Inc. in May 2006. Each employment agreement has an initial term of three years commencing on May 1, 2006 in the case of Dr. Starr and Ms. Tsuchimoto and May 15, 2006 in the case of Dr. Zankel, and will automatically renew for additional one year periods unless either party under such agreement notifies the other that the term will not be extended. Under their agreements, each officer is entitled to an annual salary ($150,000 each for Drs. Starr and Zankel and $160,000 for Ms. Tsuchimoto) and stock options to purchase 250,000 shares of our common stock, which vest over three years with a six month cliff vest. Officers’ annual salaries are subject to annual review and potential increase by our Board. In addition, they are each eligible to receive annual bonuses in cash or stock options as awarded by our Board, at its discretion

If any officer’s employment is constructively terminated or terminated by us without cause, including in the event of a change of control, then the officer will be entitled to continue to receive his or her base salary, bonuses and other benefits for a period of 12 months from the date of termination. A description of the terms of these agreements, including post-employment payments and triggers, is included in the section entitled “Executive Payments Upon Termination as of August 31, 2007.”

For further detail please refer to the officers’ respective employment agreements filed as exhibits 10.5, 10.6 and 10.7 to the Current Report on Form 8-K, which was filed with the SEC on May 26, 2006.

Accounting and Tax Considerations

We select and implement our various elements of compensation for their ability to help us achieve our performance and retention goals and not based solely on any unique or preferential financial accounting treatment. In this regard, Section 162(m) of the Internal Revenue Code generally sets a limit of $1.0 million on the amount of annual compensation (other than certain enumerated categories of performance-based compensation) that we may deduct for federal income tax purposes with respect to the executive officers (other than our chief financial officer) listed in the “Summary Compensation Table” below. Compensation realized upon the exercise of stock options is considered performance based if, among other requirements, the plan pursuant to which the options are granted has been approved by the Company’s Stockholders and has a limit on the total number of shares that may be covered by options issued to any plan participant in any specified period. Stock options granted under our 2006 Equity Incentive Plan are considered performance based. Therefore, any compensation realized upon the exercise of stock options granted under the 2006 Equity Incentive Plan will be excluded from the deductibility limits of Section 162(m). While we have not adopted a policy requiring that all compensation be deductible, we consider the consequences of Section 162(m) in designing our compensation practices.

Generally, the exercise of an incentive stock option does not trigger any recognition of income or gain to the holder but may be subject to Alternative Minimum Tax. If the stock is held until at least one year after the date of exercise (or two years from the date the option is granted, whichever is later), all of the gain on the sale of the stock, when recognized for income tax purposes will be capital gain, rather than ordinary income to the recipient. Consequently, we do not receive a tax deduction. For stock options that do not qualify as incentive stock options, we are entitled to a tax deduction in the year in which the stock options are exercised equal to the spread between the exercise price and the fair market value of the stock on the exercise date. The holders of the non-qualified stock options are generally taxed on this same amount in the year of exercise. If the holder of an incentive stock option exercises their options and sells the stock received from such exercise before the one year holding period or before two years from grant date, this is known as a disqualifying disposition, which will be subject to ordinary income tax for the option holder and will be tax deductible to the Company.

Stock Ownership Guidelines

Although we have not adopted any stock ownership guidelines, we believe that our compensation of executive officers, which includes the use of stock options, results in an alignment of interest between these individuals and our Stockholders.

(i)	Benchmarking and Consultants

Our Compensation Committee reviews the history of all the elements of each executive officer’s total compensation over the Company’s short history and compares the compensation of the executive officers with that of the executive officers in an appropriate market comparison group comprised of other biotechnology companies similar in size, stage of development and other characteristics.

(b)	Named Executive Officer Compensation

(c)     SUMMARY COMPENSATION TABLE

Name and Principal Position	Fiscal Year (ending August 31)	Salary $ (1)	Bonus $	Stock Awards $	Option Awards $ (2)	Non-equity Incentive Plan Compensation $	Change in Pension Value and NQDC Earnings $	All Other Compensation $ (3)	Total $
Christopher M. Starr, Ph.D. Chief Executive Officer and Director	2007 2006 2005	$150,000 51,346 N/A	----- ----- N/A	----- ----- N/A	------ ----- N/A	----- ----- N/A	----- ----- N/A	$2,789 39 N/A	$152,789 51,385 N/A
Todd C. Zankel, Ph.D. Chief Scientific Officer	2007 2006 2005	$150,000 45,577 N/A	----- ----- N/A	----- ----- N/A	----- ----- N/A	----- ----- N/A	----- ----- N/A	$2,789 39 N/A	$152,789 45,616 N/A
Kim R. Tsuchimoto, C.P.A. Chief Financial Officer, Secretary, And Treasurer	2007 2006 2005	$163,333 66,204 N/A	$25,000 ----- N/A	----- ----- N/A	$1,817 ----- N/A	----- ----- N/A	----- ----- N/A	$4,098 252 N/A	$194,248 66,456 N/A

(1)

Dr. Starr and Ms. Tsuchimoto’s full time employment commenced on May 1, 2006 at an annual base salary of $150,000 and $160,000, respectively. Ms. Tsuchimoto’s annual base salary increased to $176,000 in June 2007. Dr. Zankel’s full time employment commenced on May 15, 2006 at an annual base salary of $150,000.

(2)

This column represents the dollar amount recognized for financial statement reporting purposes with respect to Fiscal Year 2007 for the fair value of the stock options granted to each of the named executive officers in Fiscal Year 2007 and prior fiscal years, in accordance with SFAS 123R. The amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. For additional information on the valuation assumptions with respect to the Fiscal Year 2007 grants, please refer to the notes in our financial statements filed with the SEC on November 13, 2007 in our annual report of Form 10-KSB. These amounts reflect our accounting expense for these awards, and do not correspond to the actual value that will be recognized by the named executive officers. In May 2006 Drs. Starr and Zankel and Ms. Tsuchimoto were granted stock options to purchase 250,000 shares of our common stock at an exercise price of $0.66 per share for Drs. Starr and Zankel and $0.60 per share for Ms. Tsuchimoto. The options vest 6/36ths on the six month anniversary of the grant date and 1/36th per month thereafter and expire 10 years from grant date. No dollar amount is reflected in this column due to the fact that SFAS 123R was not adopted by our Company until our Fiscal Year 2007, subsequent to the granting of these options in May 2006.

(3)	All Other Compensation includes 401(k) match funded by the Company and life insurance premiums paid by the Company where the executive is the beneficiary.

(d)	Stock Option Grants and Exercises During the Fiscal Year Ended August 31, 2007

The following table sets forth information concerning stock option grants made during Fiscal Year 2007, to our executive officers named in the “Summary Compensation Table” above. The fair value information in the far right column is for illustration purposes only and is not intended to predict the future price of our Common Stock. The actual future value of the stock options will depend on the market value of our Common Stock.

GRANTS OF PLAN-BASED AWARDS

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Options Awards: Number of Securities Underlying Options (#) (1)	Exercise or Base Price of Option Awards ($/Sh) (2)	Grant Date Fair Value of Option Awards ($) (3)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)

Kim R. Tsuchimoto, C.P.A.	6/14/07	----	----	----	----	----	----	----	80,000	0.60	1,817
(1)	These stock options vest 6/48ths on the six month anniversary of the grant date and 1/48th per month thereafter. The options expire 10 years from grant date of June 14, 2007.
(2)	This column shows the exercise price for the stock options granted, which was the closing price of our Common Stock on June 13, 2007, one day preceding the stock option grant date.
(3)

This column represents the dollar amount recognized for financial statement reporting purposes with respect to Fiscal Year 2007 for the fair value of the stock options granted to each of the named executive officers in Fiscal Year 2007 in accordance with SFAS 123R. The amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. For additional information on the valuation assumptions with respect to the 2006 grants, please refer to the notes in our financial statements. These amounts reflect our accounting expense for these awards, and do not correspond to the actual value that will be recognized by the named executive officers.

The following table sets forth certain information with respect to outstanding stock option awards of the named executive officers for Fiscal Year 2007.

OUTSTANDING EQUITY AWARDS AT AUGUST 31, 2007

	Option Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)(1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date (2)

Christopher M. Starr, Ph.D.	104,167 (1)	145,833	-----	0.66	5/25/2015

Todd C. Zankel, Ph.D.	104,167 (1)	145,833	-----	0.66	5/25/2015

Kim R. Tsuchimoto, C.P.A.	101,667 (1)	145,833	-----	0.60	5/25/2015
	0 (2)	50,000	-----	0.60	6/13/2017
	0 (2)	30,000	-----	0.60	6/13/2017
(1)	Stock options vest 6/36ths on the six month anniversary of grant date and 1/36th per month thereafter.
(2)	Stock options vest 6/48ths on the six month anniversary of grand date and 1/48th per month thereafter.

OPTION EXERCISES

	Option/Warrant Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)
Kim R. Tsuchimoto, C.P.A.	2,500	$1,050 (1)

(1)	Based on the market value of $1.02 per share on May 17, 2007 (date of exercise), minus the per share exercise price of $0.60 multiplied by the number of shares underlying the stock option.
(e)	Post-Employment Compensation

(i)	Employment Agreements

Drs. Starr and Zankel and Ms. Tsuchimoto entered into employment agreements with our wholly owned subsidiary, Raptor Pharmaceutical Inc. in May 2006. Each employment agreement has an initial term of three years commencing on May 1, 2006 in the case of Dr. Starr and Ms. Tsuchimoto and May 15, 2006 in the case of Dr. Zankel, and will automatically renew for additional one year periods unless either party under such agreement notifies the other that the term will not be extended. Under their agreements, each officer is entitled to an annual salary ($150,000 each for Drs. Starr and Zankel and $160,000 for Ms. Tsuchimoto) and stock options to purchase 250,000 shares of our common stock, which vests over three years with a six month cliff vest. The exercise price of the stock options was $0.66 per share in the case of Drs. Starr and Zankel and $0.60 per share in the case of Ms. Tsuchimoto and such options expire ten years from the grant date of May 26, 2006. Officers’ annual salaries are subject to annual review and potential increase by our Board. In addition, they are each eligible to receive annual bonuses in cash or stock options as awarded by our Board, at its discretion.

If any officer’s employment is constructively terminated or terminated by us without cause, including in the event of a change of control, then the officer will be entitled to continue to receive his or her base salary, bonuses and other benefits for a period of 12 months from the date of termination. In the case of a change of control, such officer’s outstanding and unvested stock options shall become fully vested.

If any officer’s employment is terminated for cause, by death or due to a voluntary termination, we shall pay to such officer, or in the case of termination due to death, his or her estate, the compensation and benefits payable through the date of termination.

If any officer’s employment is terminated due to disability, we shall pay to such officer the compensation and benefits payable through the date of termination and shall continue to pay such officer salary and a prorated bonus for three months following such termination, at the end of which time such officer shall receive short-term and eventually long-term disability benefits pursuant to our current disability insurance plans.

The following table quantifies the amounts that we would owe each of our executive officers upon each of the termination triggers discussed above:

EXECUTIVE PAYMENTS UPON TERMINATION AS OF AUGUST 31, 2007
Christopher M. Starr, Ph.D.
Chief Executive Officer, President and Director

Todd C. Zankel, Ph.D.
Chief Scientific Officer
Executive Benefits and Payments Upon Termination	Disability	Death	Termination Without Cause or Constructive Termination	CIC Whether or Not Services are Terminated (1)
Severance Payments
Base Salary	$37,500 (3)	---	$150,000 (2)	$150,000 (2)
Short-Term Incentive	--- (4)	--- (4)	--- (5)	---- (5)

Value of Unvested Equity Awards and Accelerated Vesting
Stock Options	-----	---	---	--- (6)

Total	$ 37,500	$ ---	$ 150,000	$ 150,000

(1)	“CIC” means change in control, as defined within the officer’s employment agreement.
(2)	12 months base salary.
(3)	3 months base salary.
(4)	Pro rata bonus.
(5)	Full cash bonus otherwise payable.
(6)	Vesting of all stock options granted prior to adoption of SFAS 123R, therefore no valuation is reported for the acceleration of vesting.

Kim R. Tsuchimoto, C.P.A.
Chief Financial Officer, Secretary and Treasurer
Executive Benefits and Payments Upon Termination	Disability	Death	Termination Without Cause or Constructive Termination	CIC Whether or Not Services are Terminated (1)
Severance Payments
Base Salary	$44,000 (3)	---	$176,000 (2)	$176,000 (2)
Short-Term Incentive	--- (4)	--- (4)	--- (5)	---- (5)

Value of Unvested Equity Awards and Accelerated Vesting
Stock Options	-----	---	---	$31,823 (6)

Total	$ 44,000	$ ---	$ 176,000	$ 207,823

(1)	“CIC” means change in control, as defined within the officer’s employment agreement.
(2)	12 months base salary.
(3)	3 months base salary.
(4)	Pro rata bonus.
(5)	Full cash bonus otherwise payable.
(6)

Vesting of all stock options. Valuation is based on SFAS 123R amount to be expensed for accelerated vesting of stock options granted after the adoption of SFAS 123R. Accelerated vesting of stock options granted prior to the adoption of SFAS 123 R are valued at zero.

(f)	COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the preceding Compensation Disclosure and Analysis with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Disclosure and Analysis be included in this Proxy Statement.

Compensation Committee

Erich Sager, (Chair)

Raymond W. Anderson

Equity Compensation Plan Information

The following table provides information as of August 31, 2007 with respect to shares of Raptor Common Stock that may be issued under its existing equity compensation plans, including the 2006 Equity Incentive Plan. Stockholders approved Raptor’s 2006 Equity Incentive Plan in May 2006, and our Board approved Amendment No. 1 in February 2007.

	Equity Compensation Plan Information
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights as of August 31, 2007	Weighted-average exercise price of outstanding options, warrants and rights as of August 31, 2007	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) as of August 31, 2007
	(a)	(b)	(c)
Equity compensation plans approved by security holders	2,934,800	$0.61	3,050,700
Equity compensation plans not previously approved by security holders	0	0	0
Total	2,934,800	$0.61	3,050,700

Annual Report and Financial Statements

A copy of our annual report on Form 10-KSB for the fiscal year ended August 31, 2007, including audited financial statements, accompanies this notice of annual meeting and proxy statement. No portion of the annual report on Form 10-KSB is incorporated herein or is considered to be proxy-soliciting material.

We will provide without charge additional copies of our annual report on Form 10-KSB for Fiscal Year 2007, to any Stockholder upon written request. Requests should be directed to Raptor Pharmaceuticals Corp., 9 Commercial Blvd., Suite 200, Novato, CA 94949 Attention: Ms. Kim R. Tsuchimoto.

Expenses of Solicitation of Proxies

The Company will bear all expenses of this solicitation, including the cost of preparing and mailing this solicitation material. The Company may reimburse brokerage firms, custodians, nominees, fiduciaries and other persons representing beneficial owners of Common Stock or otherwise holding shares in their names or in the names of nominees for their reasonable expenses in forwarding solicitation material to such beneficial owners. Directors, officers and employees of the Company may also solicit proxies in person or by telephone, letter, e-mail, telegram, facsimile or other means of communication. Such directors, officers and employees will not be additionally compensated, but they may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. The Company may engage the services of a professional proxy solicitation firm to aid in the solicitation of proxies from certain brokers, bank nominees and other institutional owners. The Company’s costs for such services, if retained, will not be significant.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more Stockholders sharing the same address by delivering a single proxy statement addressed to those Stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for Stockholders and cost savings for companies.

This year, a number of brokers with account holders who are Raptor Stockholders will be “householding” our proxy materials. A single proxy statement may be delivered to multiple Stockholders sharing an address unless contrary instructions have been received from the affected Stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you notify your broker or the Company that you no longer wish to participate in “householding.” If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report in the future you may (1) notify your broker, (2) direct your written request to: Secretary, Raptor Pharmaceuticals Corp., 9 Commercial Blvd., Suite 200, Novato, CA 94949 or (3) contact our Chief Financial Officer, Kim R. Tsuchimoto, at (415) 382-1390. Upon a written or oral request to the address or telephone number above, Raptor will promptly deliver a separate copy of the annual report and proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker.

Other Matters

The Board does not intend to bring any other business before the 2008 Annual Meeting, and the Board is not currently aware of any other matters to be voted on at the 2008 Annual Meeting except as disclosed in the “Notice of Annual Meeting of Stockholders.” However, if any other matters are properly presented at the 2008 Annual Meeting, those proxies granting such authority will be voted in respect thereof in accordance with the judgment of your proxy (one of the individuals named on your proxy card).

Stockholder Proposals for Next Annual Meeting

Any proposals of Stockholders intended to be included in the proxy statement for the annual meeting relating to Raptor’s Fiscal Year 2008 must be received by us no later than September 1, 2008, must meet the stockholder proposal requirements contained in Rule 14a-8 of the Exchange Act, and must otherwise comply with applicable requirements and laws in order that they may be included in the proxy statement and form of proxy relating to that meeting. However, if Raptor changes the date of the annual meeting of Stockholders relating to Fiscal Year 2008 by more than 30 days from the anniversary of the date of the annual meeting of Stockholders relating to its Fiscal Year 2007, then Stockholders will have a reasonable time before Raptor begins to print and mail its proxy materials for the meeting relating to Fiscal Year 2008 to submit proposals. All notices or proposals, whether or not to be included in our proxy materials, must be sent to our principal executive offices at Raptor Pharmaceuticals Corp., 9 Commercial Blvd., Suite 200, Novato, CA 94949, Attention: Corporate Secretary.

If a Stockholder intends to submit a proposal at Raptor’s annual meeting relating to Fiscal Year 2008, which proposal is not intended to be included in Raptor’s proxy statement and form of proxy relating to that meeting, the stockholder must give appropriate notice to the Secretary of Raptor at the address in the preceding paragraph no later than September 1, 2008 and no earlier than June 1, 2008; provided, however, if the notice for the annual meeting relating to Raptor’s Fiscal Year 2008 is more than 90 days before the first anniversary of the date the notice was mailed for annual meeting relating to Raptor’s Fiscal Year 2007, notice by a Stockholder will be timely if postmarked not less than the tenth day following the notice for the annual meeting relating to Raptor’s Fiscal Year 2008. A Stockholder’s notice to Raptor’s Secretary shall set forth as to each matter the Stockholder proposes to bring before the annual meeting: (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on the Company’s books, of the Stockholder proposing such business, (c) the class and number of shares of the Company that are beneficially owned by the Stockholder, (d) any material interest of the Stockholder in such business, and (e) any other information that is required to be provided by the Stockholder pursuant to Rule 14a-8 of the Exchange Act, in his or her capacity as a proponent to a Stockholder proposal. If a Stockholder gives notice of such a proposal after the notice period, such proposal will be considered untimely and the Stockholder will not be permitted to present the proposal to the Stockholders for a vote at the annual meeting. Stockholders may contact Raptor’s Secretary for additional requirements for making Stockholder proposals and nominating director candidates.

Stockholders are urged to complete, sign, date and mail the Proxy in the enclosed envelope, postage for which has been provided for mailing in the United States. Your prompt response is appreciated.

RAPTOR PHARMACEUTICALS CORP.

ANNUAL MEETING PROXY CARD
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF RAPTOR PHARMACEUTICALS, CORP. FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON FEBRUARY 7, 2008

The undersigned hereby appoints Christopher M. Starr, Ph.D., and Kim R. Tsuchimoto and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote as provided on the other side, all the shares of Raptor Pharmaceuticals Corp. (“Raptor”) common stock that the undersigned is entitled to vote at Raptor’s Annual Meeting of Stockholders on February 7, 2008, at 10:00 a.m. (Pacific) at their corporate offices at 9 Commercial Blvd., Suite 200, Novato, CA 94949, and at any adjournment or postponement thereof.

THE PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED ON THE REVERSE SIDE. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF THE NAMED NOMINEES FOR DIRECTOR, “FOR” THE RATIFICATION OF RAPTOR’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND, WITH RESPECT TO ANY OTHER MATTERS PROPERLY BROUGHT BEFORE THE ANNUAL MEETING, IN ACCORDANCE WITH THE JUDGMENT OF YOUR PROXIES.

All previous proxies given by the undersigned to vote at the Annual Meeting or at any adjournment or postponement thereof are hereby revoked.
PLEASE SIGN, DATE AND MAIL YOUR PROXY CARD BACK AS SOON AS POSSIBLE!

Shareholder Name__________________________________________

Proxy – RAPTOR PHARMACEUTICALS CORP.
A. Proposals - The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1 and FOR Proposal 2.

Proposal No. 1 – Election of Directors
The Board of Directors recommends a vote FOR the listed nominees.
	FOR	WITHHOLD
01 – Christopher M. Starr, Ph.D. 02 – Raymond W. Anderson 03 – Erich Sager	[ ] [ ] [ ]	[ ] [ ] [ ]

To withhold authority to vote for an individual nominee or nominees, print the name of such nominee(s) on the lines provided. _________________________________________________
__________________________________________________________________________________________________

		FOR	AGAINST	ABSTAIN
Proposal No. 2 – To ratify the Audit Committee’s selection of Burr, Pilger & Mayer, LLP as Raptor’s independent registered public accounting firm for the fiscal year ending August 31, 2008.		[ ]	[ ]	[ ]
Discretionary authority is hereby granted with respect to such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Authorized Signatures –This section must be completed for your vote to be counted. – Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Title:_________________________________________

Signature 1 – Please keep signature within the box	Signature 2 – Please keep signature within the box	Date (mm/dd/yyyy)
_____/_______/____________

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